Exhibit 10

February 13, 2012

Mr. Maurice M. Taylor, Jr.
CEO and Chairman
2701 Spruce Street
Quincy, IL 62301

RE:  Employment Agreement, April 28, 2006

Dear Mr. Taylor:

The Compensation Committee (“Committee”) desires to extend your Employment Agreement dated April 28, 2006 terminating April 28, 2012 until April 28, 2014.

This letter is hereby incorporated as the Third Amendment to Maurice M. Taylor’s Employment Agreement dated April 28, 2006 and the First Amendment dated October 1, 2008 with Titan International, Inc. and the Second Amendment dated December 30, 2010.

Sincerely,

Titan International, Inc.

/s/ Richard Cashin

Richard Cashin
Chairman of the Compensation Committee

I, Maurice M. Taylor, Jr., hereby agree that I will accept and sign this Third Amendment dated February 13, 2012 to my current Employment Agreement dated April 28, 2006 that was amended with First Amendment on October 1, 2008, and Second Amendment dated December 30, 2010.

/s/ Maurice M. Taylor, Jr.

Maurice M. Taylor, Jr.

Dated: February 13, 2012